SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 28, 2008

(Date of earliest event reported)

UNIVERSAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-652	54-0414210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 North Hamilton Street Richmond, Virginia	23230
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(804) 359-9311

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principle Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

At its May 28, 2008 meeting, the Executive Compensation, Nominating, and Corporate Governance Committee (the “Committee”) of the Board of Directors of Universal Corporation (the “Company”) approved several items related to compensation arrangements with its named executive officers. The details of the approvals are outlined below.

Performance Share Awards. During the Company’s 2008 fiscal year, the Committee approved the use of performance-based stock units to be paid in Common Stock (“Performance Shares”), Restricted Stock Units (“RSUs”) and Stock Appreciation Rights (“SARs”) as long-term incentive awards for executives. The Committee granted the following Performance Shares to the Company’s named executive officers at the May 28th Committee meeting:

Named Executive Officer	Title as of March 31, 2008	2008 Performance Share Awards
Allen B. King	Chairman and Chief Executive Officer	0
George C. Freeman, III	President	6,050
W. Keith Brewer	Vice President	4,450
David C. Moore	Vice President & Chief Administrative Officer	2,650
Hartwell H. Roper	Vice President & Chief Financial Officer	0
Karen M. L. Whelan	Vice President & Treasurer	1,600

The Committee did not award Messrs. King and Roper any Performance Share awards due to Mr. King’s retirement on March 31, 2008, and Mr. Roper’s upcoming retirement on August 31, 2008.

The Committee awarded Performance Shares pursuant to the Company’s 2007 Stock Incentive Plan, and subject to a Performance Share Award Agreement substantially in the form filed with this Current Report, which is incorporated by reference herein. Performance Shares vest on the last day of the performance period selected by the Committee, and are earned and paid out based on the Company’s achievement of certain performance measures selected by the Committee. The average actual annual Company performance over the performance period with respect to the selected performance measures is compared to the performance measure threshold and targets chosen by the Committee in order to determine how many Performance Shares, if any, are earned and payable to the executive. The range of award payments for each recipient of Performance Shares is between 0% and 150% of the Performance Shares awarded. Performance Shares are payable in shares of Common Stock.

The Committee selected adjusted earnings per share as the performance measure for the 2008 Performance Share awards, and set the performance period at three fiscal years, beginning with fiscal year 2009 which began April 1, 2008. For purposes of the Performance Shares, adjusted earnings per share is defined as the fully-diluted earnings per share of Common Stock, adjusted to exclude extraordinary gains and losses and annual cash incentive award accruals under the Incentive Plan (as that term is defined below).

Executives are entitled to receive a pro rated number of Performance Shares if, while they are employed, they retire, die or become disabled, as those terms are defined in the 2007 Stock Incentive Plan or the Performance Share Award Agreement. Vesting for

Performance Share awards accelerate in the event of a “change of control” as defined in the Performance Share Award Agreement. Awards are also subject to forfeiture, and the Company can recoup any amounts paid under a Performance Share Award Agreement, in the event of a material restatement of the Company’s financial statements, or if the executive engages in ethical misconduct or activity deemed by the Committee to be harmful to the Company.

Stock Appreciation Rights Awards. Pursuant to the Company’s 2007 Stock Incentive Plan, the Company approved the following grants of SARs to the Company’s named executive officers:

Named Executive Officer	Title as of March 31, 2008	2008 SARs Awards
Allen B. King	Chairman and Chief Executive Officer	0
George C. Freeman, III	President	24,200
W. Keith Brewer	Vice President	17,800
David C. Moore	Vice President & Chief Administrative Officer	10,600
Hartwell H. Roper	Vice President & Chief Financial Officer	0
Karen M. L. Whelan	Vice President & Treasurer	6,400

The Committee did not award Messrs. King and Roper any SARs due to Mr. King’s retirement on March 31, 2008, and Mr. Roper’s upcoming retirement on August 31, 2008.

In addition, the Committee approved an amended form SAR Agreement for use with the May 28th grant of SARs, a copy of which is attached hereto and incorporated by reference herein. The form agreement differs from the previously approved agreement in that it contains a “clawback” provision, changes to the definitions of “disability” and “retirement”, and a definition of “change of control”. The clawback provision authorizes the potential forfeiture of unvested SARs, and the recoupment of amounts paid under the SAR Agreement, in the event of a material restatement of the Company’s financial statements, or if the executive engages in ethical misconduct or activity deemed by the Committee to be harmful to the Company. The definitions of “disability” and “retirement” were modified to make them consistent with corresponding definitions in other equity award agreements. A “change of control” definition was added to maintain consistency with the treatment of “change of control” with respect to SARs that have been previously granted. Past SARs awards were made pursuant to equity plans which defined “change of control”. The 2007 Stock Incentive Plan does not contain such a definition, so the term must be defined in the equity award itself.

Restricted Stock Unit Awards. Pursuant to the Company’s 2007 Stock Incentive Plan, the Company approved the following grants of RSUs to the Company’s named executive officers:

Named Executive Officer	Title as of March 31, 2008	2008 RSU Awards
Allen B. King	Chairman and Chief Executive Officer	0
George C. Freeman, III	President	6,050
W. Keith Brewer	Vice President	4,450
David C. Moore	Vice President & Chief Administrative Officer	2,650
Hartwell H. Roper	Vice President & Chief Financial Officer	3,500
Karen M. L. Whelan	Vice President & Treasurer	1,600

The Committee did not award Mr. King any RSUs due to Mr. King’s retirement on March 31, 2008.

In addition, the Committee approved an amended form RSU Agreement for use with the May 28th grant of RSUs, a copy of which is attached hereto and incorporated by reference herein. The form agreement differs from the previously approved agreement in that it contains a “clawback” provision, changes to the definitions of “disability” and “retirement”, a definition of “change of control”, and changes with respect to payment administration. The clawback provision authorizes the potential forfeiture of unvested RSUs, and the recoupment of amounts paid under the RSU Agreement, in the event of a material restatement of the Company’s financial statements, or if the executive engages in ethical misconduct or activity deemed by the Committee to be harmful to the Company. The definitions of “disability” and “retirement” were modified to make them consistent with corresponding definitions in other equity award agreements. A “change of control” definition was added to maintain consistency with the treatment of “change of control” with respect to RSUs that have been previously granted. Past RSUs awards were made pursuant to equity plans which defined “change of control”. The 2007 Stock Incentive Plan does not contain such a definition, so the term must be defined in the equity award itself. Finally, the payment clause in the RSU Agreement was modified to address certain issues with respect to Sections 162(m) and 409A of the Internal Revenue Code of 1986, as amended, and are administrative in nature.

2009 Cash Incentive Plan Performance Measures. During the May 28th Committee meeting, the Committee established the performance measures applicable to cash incentive awards to be awarded for fiscal year 2009 pursuant to the Universal Leaf Tobacco Company, Incorporated Management Performance Plan (the “Incentive Plan”). The Committee reconfirmed its use of adjusted earnings per share and economic profit as the appropriate performance measures for the fiscal year 2009 cash incentive awards. For purposes of the Incentive Plan, economic profit is defined as consolidated earnings before interest and taxes after certain adjustments, minus a capital charge equal to the weighted average cost of capital times average funds employed, and adjusted earnings per share is defined as the fully-diluted earnings per share of Common Stock, adjusted to exclude extraordinary gains and losses and annual cash incentive award accruals under the Incentive Plan. Under the Incentive Plan, each participant is eligible to receive an annual cash incentive payment of 0 to two times a target percentage of their base salary if the performance measure targets established by the Committee are met during the fiscal year.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

No.	Description
99.1	Form Performance Share Award Agreement, dated May 28, 2008.*

99.2	Form Stock Appreciation Rights Agreement, dated May 28, 2008.*

99.3	Form Restricted Stock Unit Agreement, dated May 28, 2008.*

*	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION
(Registrant)

Date: June 3, 2008	By:	/s/ Preston D. Wigner
Preston D. Wigner
Vice President, General Counsel and Chief Compliance Officer

Exhibit Index

Exhibit Number	Document
99.1	Form Performance Share Award Agreement, dated May 28, 2008.*

99.2	Form Stock Appreciation Rights Agreement, dated May 28, 2008.*

99.3	Form Restricted Stock Unit Agreement dated, May 28, 2008.*

*	Filed Herewith